UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2024

SS INNOVATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56608	47-3478854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 SE 15th Street, #512 Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 478-1410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), the terms “SSi,” “the Company,” “we,” “us” and “our” refer to SS Innovations International, Inc. and its subsidiaries.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 8.01 Other Events.

Dr. Sudhir Srivastava, our Chairman and Chief Executive Officer, through his Bahamian holding company, Sushruta Pvt Ltd. (“Sushruta”), has provided the Company with $2.0 million in financing on December 4, 2024, $5.0 million in financing on January 3, 2025 and an additional $10.0 million in financing on January 20, 2025. Dr. Srivastava has also advised the Company that he intends to provide an undetermined amount of additional financing to support the Company’s financial needs for capacity expansion and increased working capital requirements as it expands its business during 2025. Each tranche of financing provided by Dr. Srivastava is evidenced by a one-year convertible promissory note (collectively, the “One-Year Notes”). The One-Year Notes bear interest at the rate of seven percent (7%) per annum, which accrues and is due at maturity. The One-Year Notes are convertible at the option of the holder at a conversion price of $1.38 per share at maturity, or upon the earlier of completion of a Qualified Sale (as defined in the One-Year Notes). The conversion price is subject to adjustment for stock splits, stock dividends and similar recapitalization events.

The One-Year Notes were issued in accordance with the exemption from registration afforded by Section 4(a)(2) of and Rule 506(b) of Regulation D under the Securities Act of 1933, as amended, as the Company was provided with appropriate representations as to Sushruta’s investment intent and its status as an “accredited investor” as defined in Rule 501(a) of Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2025	SS INNOVATIONS INTERNATIONAL, INC.

	By:	/s/ Sudhir Srivastava
Sudhir Srivastava, M.D.
Chairman and Chief Executive Officer

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